Exhibit 10.58

EXECUTION VERSION

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (A) (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT, (2) PURSUANT TO THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE ACT (“REGULATION S”) OR (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (B) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS. HEDGING TRANSACTIONS INVOLVING REGULATION S SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

OF

MONOTYPE HOLDINGS, INC.

US$285,000	Made as of July 28, 2006

For value received, Monotype Holdings, Inc., a Delaware corporation (the “Company”), with principal offices c/o Monotype Imaging, Inc., 500 Unicorn Drive, Woburn, MA 01801, Attention: Chief Financial Officer, hereby promises to pay TSUI EDDY WING KEUNG (“Holder”), or its registered assigns, the principal sum of Two Hundred Eighty-Five Thousand U.S. Dollars (US$285,000) (the “Principal Amount”), or such lesser amount as shall then equal the outstanding principal amount hereunder, together with simple interest accruing daily and compounding annually on the unpaid principal balance at a rate equal to the lower of (a) the highest permissible rate under applicable law and (b) 3.9% per annum, computed on the basis of the actual number of days elapsed and a year of 360 days (the “Rate”) from the date of this Note until the principal amount and all interest accrued thereon and all other amounts owed hereunder are paid (or converted, as provided in Section 2 hereof). The unpaid Principal Amount, together with any then unpaid accrued interest and all other amounts owed hereunder, shall be due and payable on the earlier of (i) the fourth (4th) anniversary of the date hereof (the “Maturity Date”), (ii) the date such amounts become due and payable upon the occurrence of an Event of Default (as defined below) in accordance with Section 8 hereof, unless this Note shall have been previously converted pursuant to Section 2 hereof, or (iii) the date of consummation of a Sale Event (as defined in the Plan) or a Sale (as defined in the Restricted Stock Agreement) (but only if this Note is not converted in connection with such Sale or such Sale Event pursuant to Section 2 hereof). Any amounts owed hereunder shall be sent by wire transfer in accordance with instructions included in such notice given by the registered holder of this Note or by check sent by mail to the address of the registered holder of this Note in lawful money of the United States, unless this Note shall have been previously converted pursuant to Section 2 hereof. This Note is issued to the Holder pursuant to that certain Stock Purchase Agreement, dated as of the date hereof, by and among Monotype Imaging Inc., Holder and other parties named therein (“Stock Purchase Agreement”) and pursuant to the Consulting Agreement (as defined in the Stock Purchase Agreement).

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder hereof, by the acceptance of this Note, agrees:

1. Definitions. The following definitions shall apply for all purposes of this Note:

1.1 “Company” means the “Company” as defined above and includes any corporation which shall succeed to or assume the obligations of the Company under this Note according to Section 12.

1.2 “Conversion Price” means six U.S. dollars ($6.00) per share; provided that the Conversion Price is subject to adjustment as provided herein.

1.3 “Conversion Stock” means shares of Common Stock, par value $0.01 per share, of the Company; provided that the number and character of shares of Conversion Stock are subject to adjustment as provided herein and the term “Conversion Stock” shall include stock and other securities and property at any time receivable or issuable upon conversion of this Note in accordance with its terms.

1.4 “Event of Default” has the meaning given in Section 8 hereof.

1.5 “Holder” means any person who shall at the time be the registered holder of this Note.

1.6 “Note” means this Subordinated Convertible Promissory Note.

1.7 “Note Cancellation Date” shall mean the date on which this Note is either repaid or converted in accordance with the terms hereunder.

1.8 “Plan” shall mean the Company’s 2004 Amended and Restated Stock Option and Grant Plan.

2. Conversion.

2.1 Optional Conversion. At any time on and after the date hereof, the Holder shall have the right, at its option, prior to the repayment of the outstanding balance under the Note by the Company, to convert such outstanding balance, including principal and interest, of this Note, in whole but not in part, into Conversion Stock at the Conversion Price. Conversion under this Section 2.1 (such conversion, an “Optional Conversion”) shall occur only upon surrender of this Note for conversion at the principal offices of the Company, accompanied by written notice of election to convert by the Holder and a fully executed Restricted Stock Agreement in the form of Exhibit A attached hereto (the “Restricted Stock Agreement”). Upon conversion pursuant to this Section 2.1, the Conversion Stock shall be subject to the terms and provisions of the Restricted Stock Agreement and the Holder shall be bound by the terms thereof in respect of the Conversion Stock.

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2.2 Automatic Conversion. Notwithstanding anything in this Section 2 to the contrary, this Note, and the entire outstanding balance, including principal and interest, due at any time under this Note, shall automatically convert into Conversion Stock at the Conversion Price (such conversion, an “Automatic Conversion”) upon the earliest to occur of (a) exercise of the Drag Along Right (as defined in the Restricted Stock Agreement) by the Majority Shareholders (as defined in the Restricted Stock Agreement) pursuant to Section 5 of the Restricted Stock Agreement upon a Sale (as such term is defined in the Restricted Stock Agreement) or (b) an Initial Public Offering (as such term is defined in the Plan); provided, however, that if (i) Vested Shares (as defined in the Restricted Stock Agreement) into which this Note is convertible pursuant to Section 2.2(a) have a Fair Market Value (as defined in the Restricted Stock Agreement) of less then $285,000, or (ii) if the per share purchase price paid by the Buyer (as defined in the Restricted Stock Agreement) to the Holder under Section 5 of the Restricted Stock Agreement is less than the Conversion Price, then no such Automatic Conversion shall occur. Upon an Automatic Conversion, Holder shall surrender this Note at the principal offices of the Company, accompanied by a fully executed Restricted Stock Agreement as soon as possible following such Automatic Conversion. Upon an Automatic Conversion, the Conversion Stock shall be subject to the terms and provisions of the Restricted Stock Agreement and the Holder shall be bound by the terms thereof in respect of the Conversion Stock. Upon an Automatic Conversion, notwithstanding anything in this Note to the contrary, in the event the Holder fails to surrender this Note and/or to execute the Restricted Stock Agreement in accordance with this Section 2.2, this Note, and the entire outstanding balance thereof (including any principal or interest amounts), shall be deemed repaid in full and this Note shall represent the Holder’s right to receive, subject to surrender of this Note and execution in full of the Restricted Stock Agreement, the Conversion Stock into which this Note is convertible upon the Automatic Conversion.

3. Issuance of Conversion Stock. Upon conversion of this Note, the Company at its expense will cause to be issued in the name of and delivered to the Holder, a certificate or certificates for the number of shares of Conversion Stock to which the Holder shall be entitled upon such conversion (bearing such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel of the Company, by the Company’s certificate of incorporation or bylaws (as each may be amended or restated from time to time, respectively, the “Certificate of Incorporation” and “Bylaws”), or by any agreement between the Company and the Holder), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note. Such conversion shall be deemed to have been made, (a) if made in connection with the Initial Public Offering, on the date of the Closing of the Initial Public Offering, and (b) if made otherwise, immediately prior to the close of business on the date that this Note converted (or deemed converted in the case of an Automatic Conversion pursuant to Section 2.2(a)). No fractional shares will be issued upon conversion of this Note. If upon any conversion of this Note, a fraction of a share would otherwise result, then in lieu of such fractional share the Company will pay the cash value of that fractional share, calculated on the basis of the applicable Conversion Price. Notwithstanding anything in this Note to the contrary, the Company shall not be obligated to deliver any certificates evidencing Conversion Stock or other instruments to be delivered under this Section 3 until compliance in full by Holder with the conditions for conversion set forth in Section 2.

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4. Adjustment Provisions. The number and character of shares of Conversion Stock issuable upon conversion of this Note (or any shares of stock or other securities or property at the time receivable or issuable upon conversion of this Note) and the Conversion Price therefor, are subject to adjustment upon occurrence of the following events between the date this Note is issued and the Note Cancellation Date:

4.1 Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc. If the conversion is made under Section 2 above, the Conversion Price of this Note and the number of shares of Conversion Stock issuable upon conversion of this Note (or any shares of stock or other securities at the time issuable upon conversion of this Note) shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Conversion Stock (or such other stock or securities).

4.2 Adjustment for Other Dividends and Distributions. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable with respect to the capital stock that is payable in (a) securities of the Company (other than issuances with respect to which adjustment is made under Section 4.1), or (b) assets (including cash), then, and in each such case, the Holder, upon conversion of this Note at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Conversion Stock issuable upon such exercise prior to such date, the securities or assets (including cash) of the Company to which the Holder would have been entitled upon such date if the Holder had converted this Note immediately prior thereto (all subject to further adjustment as provided in this Note).

4.3 Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or of any other entity the stock or other securities of which are at the time receivable on the conversion of this Note), after the date this Note, or in case, after such date, the Company (or any such entity) shall consolidate with or merge into another entity or convey all or substantially all of its assets to another entity and then distribute the proceeds to its stockholders, then, and in each such case, the Holder, upon the conversion of this Note (as provided in Section 2) at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if the Holder had converted this Note immediately prior thereto, all subject to further adjustment as provided in this Note, and the successor or purchasing entity in such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to the Holder a supplement hereto acknowledging such entity’s obligations under this Note; and in each such case, the terms of the Note shall be applicable to the shares of stock or other securities or property receivable upon the conversion of this Note after the consummation of such reorganization, consolidation, merger or conveyance.

4.4 Notice of Adjustments. The Company shall promptly give written notice of each adjustment or readjustment of the Conversion Price or the number of shares of Conversion Stock or other securities issuable upon conversion of this Note. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

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4.5 No Change Necessary. The form of this Note or the Restricted Stock Agreement to be executed in connection with conversion of this Note pursuant to Section 2 need not be changed because of any adjustment in the Conversion Price or in the number of shares of Conversion Stock issuable upon its conversion.

4.6 Reservation of Stock. If at any time the number of shares of Conversion Stock or other securities issuable upon conversion of this Note shall not be sufficient to effect the conversion of this Note, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Conversion Stock or other securities issuable upon conversion of this Note as shall be sufficient for such purpose.

5. No Rights or Liabilities as Stockholder. This Note does not by itself entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be a stockholder of the Company for any purpose.

6. Prepayment. The Company may not, at any time prior to the Maturity Date (but other than any conversion hereunder) prepay in whole or in part the unpaid balance of this Note.

7. [Intentionally Omitted.]

8. Events of Default. (a) The occurrence of any of the following shall constitute an “Event of Default” under this Note:

(i) Failure to Pay. The Company shall fail to pay when due any principal or interest or other payment on the due date hereunder;

(ii) Breaches of Covenants. The Company shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note (other than those specified in Section 8(a)(i) above) and such failure shall continue for fifteen (15) days;

(iii) Representations and Warranties. Any representation or warranty made by the Company to the Holder under this Note shall be false, incomplete or misleading in any material respect when made;

(iv) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (A) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of a substantial part of its property, (B) be unable, or admit in writing its inability, to pay its debts generally as they mature, (C) make a general assignment for the benefit of its or any of its creditors, (D) be dissolved or liquidated, (E) become insolvent (as such term may be defined or interpreted under any applicable statute), (F) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any

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bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (G) take any action for the purpose of effecting any of the foregoing; or

(v) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement.

(b) Upon the occurrence or existence of any Event of Default (other than an Event of Default, referred to in Sections 8(a)(iv) and (v) and at any time thereafter during the continuance of such Event of Default, the Holder may, by written notice to the Company, declare all outstanding principal, interest and other amount payable by the Company hereunder to be immediately due and payable whereupon the same shall become immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. Upon the occurrence or existence of any Event of Default described in Sections 8(a)(iv) and (v), immediately and without notice, all outstanding principal, interest and other amount payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived.

9. Subordination. Notwithstanding anything herein to the contrary, the Company’s obligations to Holder hereunder shall be subordinate in all respect (including any payment obligations hereunder) to the rights of any lender (or other party extending credit) to the Company which requests in writing that this Note be subordinate and/or junior to the Company’s obligations pursuant to such loan or extension of credit (any such lender or other party, a “Senior Lender” and such loan or extension of credit, a “Senior Loan”). Holder hereby covenants and agrees to execute and deliver, if requested by the Company, any and all documents and agreements necessary to effect the subordination contemplated by the immediately preceding sentence.

10. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Note against wrongful impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and nonassessable shares of Conversion Stock upon the conversion of this Note.

11. Waivers. The Company and all endorsers of this Note hereby waive notice, presentment, protest and notice of dishonor.

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12. Transfer. This Note and any rights or obligations hereunder may not be assigned, conveyed or transferred, in whole or in part, by any party hereto without the prior written consent of the other party hereto; provided that the Company may (i) in connection with any reorganization of the Company and its Affiliates (as defined in the Stock Purchase Agreement), or (ii) in connection with any Sale Event, assign, convey, or otherwise transfer, in whole or in part, its obligations hereunder to (x) in the case of a reorganization, any Subsidiary of the Company, or (y) in the case of a Sale Event, any person or entity, in each case having sufficient assets to satisfy the obligations to the Holder hereunder. The rights and obligations of the Company and the Holder under this Note shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

13. Governing Law. This Note shall be governed by and construed under the internal laws of The Commonwealth of Massachusetts as applied to agreements among Massachusetts residents entered into and to be performed entirely within The Commonwealth of Massachusetts, without reference to principles of conflict of laws or choice of laws.

14. Headings. The headings and captions used in this Note are used only for convenience and are not to be considered in construing or interpreting this Note. All references in this Note to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

15. Notices. Unless otherwise provided, any notice required or permitted under this Note shall be given in writing and shall be deemed effectively given (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) seven (7) business days after deposit in the postal service by certified or registered mail (return receipt requested) when addressed to the party to be notified at the address indicated in this Note or for notice to such party under the Stock Purchase Agreement or at such other address as any party or the Company may designate from time to time.

16. Amendments and Waivers. This Note may only be amended and provisions may only be waived by a written instrument executed by the Holder and the Company.

17. Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

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IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name as of the date first above written.

THE COMPANY:

MONOTYPE HOLDINGS, INC.

By:	/s/ Robert M. Givens
Name:	Robert M. Givens
Title:	President, Chief Executive Officer

AGREED AND ACKNOWLEDGED:

THE HOLDER

/s/ Tsui Eddy Wing Keung
TSUI EDDY WING KEUNG

Address:

Flat B, 5/F, Block 28

South Horizons, Hong Kong

EXECUTION VERSION

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (A) (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT, (2) PURSUANT TO THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE ACT (“REGULATION S”) OR (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (B) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS. HEDGING TRANSACTIONS INVOLVING REGULATION S SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

OF

MONOTYPE HOLDINGS, INC.

US$285,000	Made as of July 28, 2006

For value received, Monotype Holdings, Inc., a Delaware corporation (the “Company”), with principal offices c/o Monotype Imaging, Inc., 500 Unicorn Drive, Woburn, MA 01801, Attention: Chief Financial Officer, hereby promises to pay CHUN TAK CHIU RICKY (“Holder”), or its registered assigns, the principal sum of Two Hundred Eighty-Five Thousand U.S. Dollars (US$285,000) (the “Principal Amount”), or such lesser amount as shall then equal the outstanding principal amount hereunder, together with simple interest accruing daily and compounding annually on the unpaid principal balance at a rate equal to the lower of (a) the highest permissible rate under applicable law and (b) 3.9% per annum, computed on the basis of the actual number of days elapsed and a year of 360 days (the “Rate”) from the date of this Note until the principal amount and all interest accrued thereon and all other amounts owed hereunder are paid (or converted, as provided in Section 2 hereof). The unpaid Principal Amount, together with any then unpaid accrued interest and all other amounts owed hereunder, shall be due and payable on the earlier of (i) the fourth (4th) anniversary of the date hereof (the “Maturity Date”), (ii) the date such amounts become due and payable upon the occurrence of an Event of Default (as defined below) in accordance with Section 8 hereof, unless this Note shall have been previously converted pursuant to Section 2 hereof, or (iii) the date of consummation of a Sale Event (as defined in the Plan) or a Sale (as defined in the Restricted Stock Agreement) (but only if this Note is not converted in connection with such Sale or such Sale Event pursuant to Section 2 hereof) . Any amounts owed hereunder shall be sent by wire transfer in accordance with instructions included in such notice given by the registered holder of this Note or by check sent by mail to the address of the registered holder of this Note in lawful money of the United States, unless this Note shall have been previously converted pursuant to Section 2 hereof. This Note is issued to the Holder pursuant to that certain Stock Purchase Agreement, dated as of the date hereof, by and among Monotype Imaging Inc., Holder and other parties named therein (“Stock Purchase Agreement”) and pursuant to the Holder’s Employment Agreement (as defined in the Stock Purchase Agreement).

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder hereof, by the acceptance of this Note, agrees:

1. Definitions. The following definitions shall apply for all purposes of this Note:

1.1 “Company” means the “Company” as defined above and includes any corporation which shall succeed to or assume the obligations of the Company under this Note according to Section 12.

1.2 “Conversion Price” means six U.S. dollars ($6.00) per share; provided that the Conversion Price is subject to adjustment as provided herein.

1.3 “Conversion Stock” means shares of Common Stock, par value $0.01 per share, of the Company; provided that the number and character of shares of Conversion Stock are subject to adjustment as provided herein and the term “Conversion Stock” shall include stock and other securities and property at any time receivable or issuable upon conversion of this Note in accordance with its terms.

1.4 “Event of Default” has the meaning given in Section 8 hereof.

1.5 “Holder” means any person who shall at the time be the registered holder of this Note.

1.6 “Note” means this Subordinated Convertible Promissory Note.

1.7 “Note Cancellation Date” shall mean the date on which this Note is either repaid or converted in accordance with the terms hereunder.

1.8 “Plan” shall mean the Company’s 2004 Amended and Restated Stock Option and Grant Plan.

2. Conversion.

2.1 Optional Conversion. At any time on and after the date hereof, the Holder shall have the right, at its option, prior to the repayment of the outstanding balance under the Note by the Company, to convert such outstanding balance, including principal and interest, of this Note, in whole but not in part, into Conversion Stock at the Conversion Price. Conversion under this Section 2.1 (such conversion, an “Optional Conversion”) shall occur only upon surrender of this Note for conversion at the principal offices of the Company, accompanied by written notice of election to convert by the Holder and a fully executed Restricted Stock Agreement in the form of Exhibit A attached hereto (the “Restricted Stock Agreement”). Upon conversion pursuant to this Section 2.1, the Conversion Stock shall be subject to the terms and provisions of the Restricted Stock Agreement and the Holder shall be bound by the terms thereof in respect of the Conversion Stock.

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2.2 Automatic Conversion. Notwithstanding anything in this Section 2 to the contrary, this Note, and the entire outstanding balance, including principal and interest, due at any time under this Note, shall automatically convert into Conversion Stock at the Conversion Price (such conversion, an “Automatic Conversion”) upon the earliest to occur of (a) exercise of the Drag Along Right (as defined in the Restricted Stock Agreement) by the Majority Shareholders (as defined in the Restricted Stock Agreement) pursuant to Section 5 of the Restricted Stock Agreement upon a Sale (as such term is defined in the Restricted Stock Agreement) or (b) an Initial Public Offering (as such term is defined in the Plan); provided, however, that if (i) Vested Shares (as defined in the Restricted Stock Agreement) into which this Note is convertible pursuant to Section 2.2(a) have a Fair Market Value (as defined in the Restricted Stock Agreement) of less then $285,000, or (ii) if the per share purchase price paid by the Buyer (as defined in the Restricted Stock Agreement) to the Holder under Section 5 of the Restricted Stock Agreement is less than the Conversion Price, then no such Automatic Conversion shall occur. Upon an Automatic Conversion, Holder shall surrender this Note at the principal offices of the Company, accompanied by a fully executed Restricted Stock Agreement as soon as possible following such Automatic Conversion. Upon an Automatic Conversion, the Conversion Stock shall be subject to the terms and provisions of the Restricted Stock Agreement and the Holder shall be bound by the terms thereof in respect of the Conversion Stock. Upon an Automatic Conversion, notwithstanding anything in this Note to the contrary, in the event the Holder fails to surrender this Note and/or to execute the Restricted Stock Agreement in accordance with this Section 2.2, this Note, and the entire outstanding balance thereof (including any principal or interest amounts), shall be deemed repaid in full and this Note shall represent the Holder’s right to receive, subject to surrender of this Note and execution in full of the Restricted Stock Agreement, the Conversion Stock into which this Note is convertible upon the Automatic Conversion.

3. Issuance of Conversion Stock. Upon conversion of this Note, the Company at its expense will cause to be issued in the name of and delivered to the Holder, a certificate or certificates for the number of shares of Conversion Stock to which the Holder shall be entitled upon such conversion (bearing such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel of the Company, by the Company’s certificate of incorporation or bylaws (as each may be amended or restated from time to time, respectively, the “Certificate of Incorporation” and “Bylaws”), or by any agreement between the Company and the Holder), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note. Such conversion shall be deemed to have been made, (a) if made in connection with the Initial Public Offering, on the date of the Closing of the Initial Public Offering, and (b) if made otherwise, immediately prior to the close of business on the date that this Note converted (or deemed converted in the case of an Automatic Conversion pursuant to Section 2.2(a). No fractional shares will be issued upon conversion of this Note. If upon any conversion of this Note, a fraction of a share would otherwise result, then in lieu of such fractional share the Company will pay the cash value of that fractional share, calculated on the basis of the applicable Conversion Price. Notwithstanding anything in this Note to the contrary, the Company shall not be obligated to deliver any certificates evidencing Conversion Stock or other instruments to be delivered under this Section 3 until compliance in full by Holder with the conditions for conversion set forth in Section 2.

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4. Adjustment Provisions. The number and character of shares of Conversion Stock issuable upon conversion of this Note (or any shares of stock or other securities or property at the time receivable or issuable upon conversion of this Note) and the Conversion Price therefor, are subject to adjustment upon occurrence of the following events between the date this Note is issued and the Note Cancellation Date:

4.1 Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc. If the conversion is made under Section 2 above, the Conversion Price of this Note and the number of shares of Conversion Stock issuable upon conversion of this Note (or any shares of stock or other securities at the time issuable upon conversion of this Note) shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Conversion Stock (or such other stock or securities).

4.2 Adjustment for Other Dividends and Distributions. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable with respect to the capital stock that is payable in (a) securities of the Company (other than issuances with respect to which adjustment is made under Section 4.1), or (b) assets (including cash), then, and in each such case, the Holder, upon conversion of this Note at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Conversion Stock issuable upon such exercise prior to such date, the securities or assets (including cash) of the Company to which the Holder would have been entitled upon such date if the Holder had converted this Note immediately prior thereto (all subject to further adjustment as provided in this Note).

4.3 Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or of any other entity the stock or other securities of which are at the time receivable on the conversion of this Note), after the date this Note, or in case, after such date, the Company (or any such entity) shall consolidate with or merge into another entity or convey all or substantially all of its assets to another entity and then distribute the proceeds to its stockholders, then, and in each such case, the Holder, upon the conversion of this Note (as provided in Section 2) at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if the Holder had converted this Note immediately prior thereto, all subject to further adjustment as provided in this Note, and the successor or purchasing entity in such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to the Holder a supplement hereto acknowledging such entity’s obligations under this Note; and in each such case, the terms of the Note shall be applicable to the shares of stock or other securities or property receivable upon the conversion of this Note after the consummation of such reorganization, consolidation, merger or conveyance.

4.4 Notice of Adjustments. The Company shall promptly give written notice of each adjustment or readjustment of the Conversion Price or the number of shares of Conversion Stock or other securities issuable upon conversion of this Note. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

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4.5 No Change Necessary. The form of this Note or the Restricted Stock Agreement to be executed in connection with conversion of this Note pursuant to Section 2 need not be changed because of any adjustment in the Conversion Price or in the number of shares of Conversion Stock issuable upon its conversion.

4.6 Reservation of Stock. If at any time the number of shares of Conversion Stock or other securities issuable upon conversion of this Note shall not be sufficient to effect the conversion of this Note, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Conversion Stock or other securities issuable upon conversion of this Note as shall be sufficient for such purpose.

5. No Rights or Liabilities as Stockholder. This Note does not by itself entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be a stockholder of the Company for any purpose.

6. Prepayment. The Company may not, at any time prior to the Maturity Date (but other than any conversion hereunder) prepay in whole or in part the unpaid balance of this Note.

7. [Intentionally Omitted.]

8. Events of Default. (a) The occurrence of any of the following shall constitute an “Event of Default” under this Note:

(i) Failure to Pay. The Company shall fail to pay when due any principal or interest or other payment on the due date hereunder;

(ii) Breaches of Covenants. The Company shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note (other than those specified in Section 8(a)(i) above) and such failure shall continue for fifteen (15) days;

(iii) Representations and Warranties. Any representation or warranty made by the Company to the Holder under this Note shall be false, incomplete or misleading in any material respect when made;

(iv) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (A) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of a substantial part of its property, (B) be unable, or admit in writing its inability, to pay its debts generally as they mature, (C) make a general assignment for the benefit of its or any of its creditors, (D) be dissolved or liquidated, (E) become insolvent (as such term may be defined or interpreted under any applicable statute), (F) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any

5

bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (G) take any action for the purpose of effecting any of the foregoing; or

(v) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement.

(b) Upon the occurrence or existence of any Event of Default (other than an Event of Default, referred to in Sections 8(a)(iv) and (v) and at any time thereafter during the continuance of such Event of Default, the Holder may, by written notice to the Company, declare all outstanding principal, interest and other amount payable by the Company hereunder to be immediately due and payable whereupon the same shall become immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. Upon the occurrence or existence of any Event of Default described in Sections 8(a)(iv) and (v), immediately and without notice, all outstanding principal, interest and other amount payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived.

9. Subordination. Notwithstanding anything herein to the contrary, the Company’s obligations to Holder hereunder shall be subordinate in all respect (including any payment obligations hereunder) to the rights of any lender (or other party extending credit) to the Company which requests in writing that this Note be subordinate and/or junior to the Company’s obligations pursuant to such loan or extension of credit (any such lender or other party, a “Senior Lender” and such loan or extension of credit, a “Senior Loan”). Holder hereby covenants and agrees to execute and deliver, if requested by the Company, any and all documents and agreements necessary to effect the subordination contemplated by the immediately preceding sentence.

10. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Note against wrongful impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and nonassessable shares of Conversion Stock upon the conversion of this Note.

11. Waivers. The Company and all endorsers of this Note hereby waive notice, presentment, protest and notice of dishonor.

6

12. Transfer. This Note and any rights or obligations hereunder may not be assigned, conveyed or transferred, in whole or in part, by any party hereto without the prior written consent of the other party hereto; provided that the Company may (i) in connection with any reorganization of the Company and its Affiliates (as defined in the Stock Purchase Agreement), or (ii) in connection with any Sale Event, assign, convey, or otherwise transfer, in whole or in part, its obligations hereunder to (x) in the case of a reorganization, any Subsidiary of the Company, or (y) in the case of a Sale Event, any person or entity, in each case having sufficient assets to satisfy the obligations to the Holder hereunder. The rights and obligations of the Company and the Holder under this Note shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

13. Governing Law. This Note shall be governed by and construed under the internal laws of The Commonwealth of Massachusetts as applied to agreements among Massachusetts residents entered into and to be performed entirely within The Commonwealth of Massachusetts, without reference to principles of conflict of laws or choice of laws.

14. Headings. The headings and captions used in this Note are used only for convenience and are not to be considered in construing or interpreting this Note. All references in this Note to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

15. Notices. Unless otherwise provided, any notice required or permitted under this Note shall be given in writing and shall be deemed effectively given (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) seven (7) business days after deposit in the postal service by certified or registered mail (return receipt requested) when addressed to the party to be notified at the address indicated in this Note or for notice to such party under the Stock Purchase Agreement or at such other address as any party or the Company may designate from time to time.

16. Amendments and Waivers. This Note may only be amended and provisions may only be waived by a written instrument executed by the Holder and the Company.

17. Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

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IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name as of the date first above written.

THE COMPANY:

MONOTYPE HOLDINGS, INC.

By:	/s/ Robert M. Givens
Name:	Robert M. Givens
Title:	President, Chief Executive Officer

AGREED AND ACKNOWLEDGED:

THE HOLDER

/s/ Chun Tak Chiu Ricky
CHUN TAK CHIU RICKY

Address:

18H, Yat Wah Mansion

Lei Keing Wan, Hong Kong

EXECUTION VERSION

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (A) (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT, (2) PURSUANT TO THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE ACT (“REGULATION S”) OR (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (B) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS. HEDGING TRANSACTIONS INVOLVING REGULATION S SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

OF

MONOTYPE HOLDINGS, INC.

US$30,000	Made as of July 28, 2006

For value received, Monotype Holdings, Inc., a Delaware corporation (the “Company”), with principal offices c/o Monotype Imaging, Inc., 500 Unicorn Drive, Woburn, MA 01801, Attention: Chief Financial Officer, hereby promises to pay HUI TAI PANG ROBIN (“Holder”), or its registered assigns, the principal sum of Thirty-Thousand U.S. Dollars (US$30,000) (the “Principal Amount”), or such lesser amount as shall then equal the outstanding principal amount hereunder, together with simple interest accruing daily and compounding annually on the unpaid principal balance at a rate equal to the lower of (a) the highest permissible rate under applicable law and (b) 3.9% per annum, computed on the basis of the actual number of days elapsed and a year of 360 days (the “Rate”) from the date of this Note until the principal amount and all interest accrued thereon and all other amounts owed hereunder are paid (or converted, as provided in Section 2 hereof). The unpaid Principal Amount, together with any then unpaid accrued interest and all other amounts owed hereunder, shall be due and payable on the earlier of (i) the fourth (4th) anniversary of the date hereof (the “Maturity Date”), (ii) the date such amounts become due and payable upon the occurrence of an Event of Default (as defined below) in accordance with Section 8 hereof, unless this Note shall have been previously converted pursuant to Section 2 hereof, or (iii) the date of consummation of a Sale Event (as defined in the Plan) or a Sale (as defined in the Restricted Stock Agreement) (but only if this Note is not converted in connection with such Sale or such Sale Event pursuant to Section 2 hereof) . Any amounts owed hereunder shall be sent by wire transfer in accordance with instructions included in such notice given by the registered holder of this Note or by check sent by mail to the address of the registered holder of this Note in lawful money of the United States, unless this Note shall have been previously converted pursuant to Section 2 hereof. This Note is issued to the Holder pursuant to that certain Stock Purchase Agreement, dated as of the date hereof, by and among Monotype Imaging Inc., Holder and other parties named therein (“Stock Purchase Agreement”) and pursuant to the Holder’s Employment Agreement (as defined in the Stock Purchase Agreement).

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder hereof, by the acceptance of this Note, agrees:

1. Definitions. The following definitions shall apply for all purposes of this Note:

1.1 “Company” means the “Company” as defined above and includes any corporation which shall succeed to or assume the obligations of the Company under this Note according to Section 12.

1.2 “Conversion Price” means six U.S. dollars ($6.00) per share; provided that the Conversion Price is subject to adjustment as provided herein.

1.3 “Conversion Stock” means shares of Common Stock, par value $0.01 per share, of the Company; provided that the number and character of shares of Conversion Stock are subject to adjustment as provided herein and the term “Conversion Stock” shall include stock and other securities and property at any time receivable or issuable upon conversion of this Note in accordance with its terms.

1.4 “Event of Default” has the meaning given in Section 8 hereof.

1.5 “Holder” means any person who shall at the time be the registered holder of this Note.

1.6 “Note” means this Subordinated Convertible Promissory Note.

1.7 “Note Cancellation Date” shall mean the date on which this Note is either repaid or converted in accordance with the terms hereunder.

1.8 “Plan” shall mean the Company’s 2004 Amended and Restated Stock Option and Grant Plan.

2. Conversion.

2.1 Optional Conversion. At any time on and after the date hereof, the Holder shall have the right, at its option, prior to the repayment of the outstanding balance under the Note by the Company, to convert such outstanding balance, including principal and interest, of this Note, in whole but not in part, into Conversion Stock at the Conversion Price. Conversion under this Section 2.1 (such conversion, an “Optional Conversion”) shall occur only upon surrender of this Note for conversion at the principal offices of the Company, accompanied by written notice of election to convert by the Holder and a fully executed Restricted Stock Agreement in the form of Exhibit A attached hereto (the “Restricted Stock Agreement”). Upon conversion pursuant to this Section 2.1, the Conversion Stock shall be subject to the terms and provisions of the Restricted Stock Agreement and the Holder shall be bound by the terms thereof in respect of the Conversion Stock.

2.2 Automatic Conversion. Notwithstanding anything in this Section 2 to the contrary, this Note, and the entire outstanding balance, including principal and interest, due at any time under this Note, shall automatically convert into Conversion Stock at the Conversion

Price (such conversion, an “Automatic Conversion”) upon the earliest to occur of (a) exercise of the Drag Along Right (as defined in the Restricted Stock Agreement) by the Majority Shareholders (as defined in the Restricted Stock Agreement) pursuant to Section 5 of the Restricted Stock Agreement upon a Sale (as such term is defined in the Restricted Stock Agreement) or (b) an Initial Public Offering (as such term is defined in the Plan); provided, however, that if (i) Vested Shares (as defined in the Restricted Stock Agreement) into which this Note is convertible pursuant to Section 2.2(a) have a Fair Market Value (as defined in the Restricted Stock Agreement) of less then $30,000, or (ii) if the per share purchase price paid by the Buyer (as defined in the Restricted Stock Agreement) to the Holder under Section 5 of the Restricted Stock Agreement is less than the Conversion Price, then no such Automatic Conversion shall occur. Upon an Automatic Conversion, Holder shall surrender this Note at the principal offices of the Company, accompanied by a fully executed Restricted Stock Agreement as soon as possible following such Automatic Conversion. Upon an Automatic Conversion, the Conversion Stock shall be subject to the terms and provisions of the Restricted Stock Agreement and the Holder shall be bound by the terms thereof in respect of the Conversion Stock. Upon an Automatic Conversion, notwithstanding anything in this Note to the contrary, in the event the Holder fails to surrender this Note and/or to execute the Restricted Stock Agreement in accordance with this Section 2.2, this Note, and the entire outstanding balance thereof (including any principal or interest amounts), shall be deemed repaid in full and this Note shall represent the Holder’s right to receive, subject to surrender of this Note and execution in full of the Restricted Stock Agreement, the Conversion Stock into which this Note is convertible upon the Automatic Conversion.

3. Issuance of Conversion Stock. Upon conversion of this Note, the Company at its expense will cause to be issued in the name of and delivered to the Holder, a certificate or certificates for the number of shares of Conversion Stock to which the Holder shall be entitled upon such conversion (bearing such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel of the Company, by the Company’s certificate of incorporation or bylaws (as each may be amended or restated from time to time, respectively, the “Certificate of Incorporation” and “Bylaws”), or by any agreement between the Company and the Holder), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note. Such conversion shall be deemed to have been made, (a) if made in connection with the Initial Public Offering, on the date of the Closing of the Initial Public Offering, and (b) if made otherwise, immediately prior to the close of business on the date that this Note converted (or deemed converted in the case of an Automatic Conversion pursuant to Section 2.2(a). No fractional shares will be issued upon conversion of this Note. If upon any conversion of this Note, a fraction of a share would otherwise result, then in lieu of such fractional share the Company will pay the cash value of that fractional share, calculated on the basis of the applicable Conversion Price. Notwithstanding anything in this Note to the contrary, the Company shall not be obligated to deliver any certificates evidencing Conversion Stock or other instruments to be delivered under this Section 3 until compliance in full by Holder with the conditions for conversion set forth in Section 2.

4. Adjustment Provisions. The number and character of shares of Conversion Stock issuable upon conversion of this Note (or any shares of stock or other securities or property at the time receivable or issuable upon conversion of this Note) and the Conversion Price therefor, are subject to adjustment upon occurrence of the following events between the date this Note is issued and the Note Cancellation Date:

4.1 Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc. If the conversion is made under Section 2 above, the Conversion Price of this Note and the number of shares of Conversion Stock issuable upon conversion of this Note (or any shares of stock or other securities at the time issuable upon conversion of this Note) shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Conversion Stock (or such other stock or securities).

4.2 Adjustment for Other Dividends and Distributions. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable with respect to the capital stock that is payable in (a) securities of the Company (other than issuances with respect to which adjustment is made under Section 4.1), or (b) assets (including cash), then, and in each such case, the Holder, upon conversion of this Note at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Conversion Stock issuable upon such exercise prior to such date, the securities or assets (including cash) of the Company to which the Holder would have been entitled upon such date if the Holder had converted this Note immediately prior thereto (all subject to further adjustment as provided in this Note).

4.3 Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or of any other entity the stock or other securities of which are at the time receivable on the conversion of this Note), after the date this Note, or in case, after such date, the Company (or any such entity) shall consolidate with or merge into another entity or convey all or substantially all of its assets to another entity and then distribute the proceeds to its stockholders, then, and in each such case, the Holder, upon the conversion of this Note (as provided in Section 2) at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if the Holder had converted this Note immediately prior thereto, all subject to further adjustment as provided in this Note, and the successor or purchasing entity in such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to the Holder a supplement hereto acknowledging such entity’s obligations under this Note; and in each such case, the terms of the Note shall be applicable to the shares of stock or other securities or property receivable upon the conversion of this Note after the consummation of such reorganization, consolidation, merger or conveyance.

4.4 Notice of Adjustments. The Company shall promptly give written notice of each adjustment or readjustment of the Conversion Price or the number of shares of Conversion Stock or other securities issuable upon conversion of this Note. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

4.5 No Change Necessary. The form of this Note or the Restricted Stock Agreement to be executed in connection with conversion of this Note pursuant to Section 2 need not be changed because of any adjustment in the Conversion Price or in the number of shares of Conversion Stock issuable upon its conversion.

4.6 Reservation of Stock. If at any time the number of shares of Conversion Stock or other securities issuable upon conversion of this Note shall not be sufficient to effect the conversion of this Note, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Conversion Stock or other securities issuable upon conversion of this Note as shall be sufficient for such purpose.

5. No Rights or Liabilities as Stockholder. This Note does not by itself entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be a stockholder of the Company for any purpose.

6. Prepayment. The Company may not, at any time prior to the Maturity Date (but other than any conversion hereunder) prepay in whole or in part the unpaid balance of this Note.

7. [Intentionally Omitted.]

8. Events of Default. (a) The occurrence of any of the following shall constitute an “Event of Default” under this Note:

(i) Failure to Pay. The Company shall fail to pay when due any principal or interest or other payment on the due date hereunder;

(ii) Breaches of Covenants. The Company shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note (other than those specified in Section 8(a)(i) above) and such failure shall continue for fifteen (15) days;

(iii) Representations and Warranties. Any representation or warranty made by the Company to the Holder under this Note shall be false, incomplete or misleading in any material respect when made;

(iv) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (A) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of a substantial part of its property, (B) be unable, or admit in writing its inability, to pay its debts generally as they mature, (C) make a general assignment for the benefit of its or any of its creditors, (D) be dissolved or liquidated, (E) become insolvent (as such term may be defined or interpreted under any applicable statute), (F) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (G) take any action for the purpose of effecting any of the foregoing; or

(v) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement.

(b) Upon the occurrence or existence of any Event of Default (other than an Event of Default, referred to in Sections 8(a)(iv) and (v) and at any time thereafter during the continuance of such Event of Default, the Holder may, by written notice to the Company, declare all outstanding principal, interest and other amount payable by the Company hereunder to be immediately due and payable whereupon the same shall become immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. Upon the occurrence or existence of any Event of Default described in Sections 8(a)(iv) and (v), immediately and without notice, all outstanding principal, interest and other amount payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived.

9. Subordination. Notwithstanding anything herein to the contrary, the Company’s obligations to Holder hereunder shall be subordinate in all respect (including any payment obligations hereunder) to the rights of any lender (or other party extending credit) to the Company which requests in writing that this Note be subordinate and/or junior to the Company’s obligations pursuant to such loan or extension of credit (any such lender or other party, a “Senior Lender” and such loan or extension of credit, a “Senior Loan”). Holder hereby covenants and agrees to execute and deliver, if requested by the Company, any and all documents and agreements necessary to effect the subordination contemplated by the immediately preceding sentence.

10. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Note against wrongful impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and nonassessable shares of Conversion Stock upon the conversion of this Note.

11. Waivers. The Company and all endorsers of this Note hereby waive notice, presentment, protest and notice of dishonor.

12. Transfer. This Note and any rights or obligations hereunder may not be assigned, conveyed or transferred, in whole or in part, by any party hereto without the prior written consent of the other party hereto; provided that the Company may (i) in connection with any reorganization of the Company and its Affiliates (as defined in the Stock Purchase Agreement), or (ii) in connection with any Sale Event, assign, convey, or otherwise transfer, in whole or in part, its obligations hereunder to (x) in the case of a reorganization, any Subsidiary of the Company, or (y) in the case of a Sale Event, any person or entity, in each case having sufficient assets to satisfy the obligations to the Holder hereunder. The rights and obligations of the Company and the Holder under this Note shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

13. Governing Law. This Note shall be governed by and construed under the internal laws of The Commonwealth of Massachusetts as applied to agreements among Massachusetts residents entered into and to be performed entirely within The Commonwealth of Massachusetts, without reference to principles of conflict of laws or choice of laws.

14. Headings. The headings and captions used in this Note are used only for convenience and are not to be considered in construing or interpreting this Note. All references in this Note to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

15. Notices. Unless otherwise provided, any notice required or permitted under this Note shall be given in writing and shall be deemed effectively given (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) seven (7) business days after deposit in the postal service by certified or registered mail (return receipt requested) when addressed to the party to be notified at the address indicated in this Note or for notice to such party under the Stock Purchase Agreement or at such other address as any party or the Company may designate from time to time.

16. Amendments and Waivers. This Note may only be amended and provisions may only be waived by a written instrument executed by the Holder and the Company.

17. Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

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IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name as of the date first above written.

THE COMPANY:

MONOTYPE HOLDINGS, INC.

By:	/s/ Robert M. Givens
Name:	Robert M. Givens
Title:	President, Chief Executive Officer

AGREED AND ACKNOWLEDGED:

THE HOLDER

/s/ Hui Tai Pang Robin
HUI TAI PANG ROBIN

Address:

11/F, Flat B

Kwong Fung House

18 Nam Cheong Street

Shum Shui Po

Kowloon, Hong Kong